UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2023 (February 15, 2023)

Foot Locker, Inc.

(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York 10001
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 720-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2023, Foot Locker, Inc.’s (the “Company”) Board of Directors appointed Robert Higginbotham, age 46, as interim Chief Financial Officer, effective March 1, 2023, in addition to his current duties as Senior Vice President, Investor Relations and Financial Planning & Analysis, while the Company continues to conduct a comprehensive search, with the assistance of a leading executive recruiting firm, to identify a successor Chief Financial Officer.

As previously disclosed on November 29, 2022, Andrew E. Page, a named executive officer, will cease to serve as Executive Vice President and Chief Financial Officer, effective February 28, 2023, under circumstances the Human Capital and Compensation Committee of the Board of Directors determined constitute a termination without cause under the terms of his employment arrangement and the Company’s benefit plans. Mr. Page’s forthcoming departure from the Company is not related to any disagreement with the Company on any matter relating to its operations, policies, or practices.

Mr. Higginbotham has served as Senior Vice President, Investor Relations and Financial Planning & Analysis since December 2022. Previously, Mr. Higginbotham served as Vice President, Investor Relations from January 2022 through November 2022. Prior to joining the Company, Mr. Higginbotham spent nearly twenty years on Wall Street as an equity research analyst and portfolio manager. He served as an Analyst at Guidepoint Global, LLC from January 2020 through January 2022, Senior Analyst and Co-Portfolio Manager at BTG Pactual S.A. from August 2015 through October 2018, Vice President and Senior Analyst at SunTrust Robinson Humphrey, Inc. from June 2012 through July 2015, and Vice President at Goldman Sachs & Co. from May 2006 through September 2010. Mr. Higginbotham is a Chartered Financial Analyst charter holder.

Mr. Higginbotham has no family relationship with any of the Company’s directors or executive officers. Mr. Higginbotham has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.

Date: February 21, 2023	By:	/s/ Sheilagh M. Clarke
		Name:	Sheilagh M. Clarke
		Title:	Executive Vice President, General Counsel and Secretary